SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                          FORM 8-K

                       CURRENT REPORT


                Pursuant to Section 13 of the
               Securities Exchange Act of 1934





                       Date of Report
     (Date of earliest event reported): December 7, 2000

                PRIME RECEIVABLES CORPORATION
     (Originator of the Prime Credit Card Master Trust)

                     7 W. Seventh Street
                   Cincinnati, Ohio  45202
                       (513) 579-7580


      Delaware                31-1359594            0-21118
(State of Incorporation)    (IRS I.D. No.)   (Commission File Number)





_________________________________________________________________




Item 5. Other Events.

    On December 7, 2000, Prime Receivables Corporation (the "Company") entered into the Series 2000-1 Supplement, dated as of December 7, 2000 (the "Series 2000-1 Supplement"), to the Amended and Restated Pooling and Servicing Agreement, dated as of December 15, 1992, among the Company, FDS National Bank, as Servicer (successor in such capacity to Federated Department Stores, Inc.), as Trustee (as amended and supplemented, the "Pooling and Servicing Agreement"). A copy of the Series 2000-1 Supplement is filed herewith as
Exhibit 4.

        Pursuant to the Series 2000-1 Supplement, a new series of Certificates (the "Series 2000-1 Certificates") representing undivided interests in the Prime Credit Card Master Trust (the "Trust") was created. The Series 2000-1 Certificates consist of three classes," the 6.70% Class A Asset Backed Certificates, Series 2000-1 (the "Class A Certificate"); the 7.00% Class B Asset Backed Certificates, Series 2000-1 (the "Class B Certificates,"); and the 0.00% Class C Asset Backed Certificates, Series 2000-1 (the "Class C Certificates").

        The Class A Certificates (the aggregate stated principal amount of which is $400,000,000) were issued and sold in an underwritten public offering on December 7, 2000. A copy of the Underwriting Agreement pursuant to which the Class A Certificates were so issued and sold is filed herewith as Exhibit 1. The Class B Certificates (the aggregate stated principal amount of which is $38,100,000) and the Class C Certificates (the aggregate principal amount of which is $38,100,000) were issued to the Company on December 7, 2000 and, as of the date of this report, were held by the Company. Subject to the applicable provisions of the Pooling and Servicing Agreement, the Class B Certificates and the Class C Certificates or interests therein may hereafter be transferred by the Company in whole or in part to other persons or entities.

        On December 15, 2000, the Servicer made available to the Trustee a Settlement Statement relating to the period ended November 25, 2000 and to the related distributions made on December 15, 2000 (the "Settlement Statement"). A copy of the Settlement Statement is filed herewith as
Exhibit 29.15.




Item 7.
Financial Statements, Pro Forma Financial Information, and Exhibits.

        The following Exhibits are filed with this Report:

       1 Underwriting Agreement, dated November 30, 2000, among the Company, FDS Bank, Federated
                Department Stores, Inc. and the Underwriters named therein.

       4        Series 2000-1 Supplement, dated as of December
                7, 2000, to Amended and Restated Pooling and
                Servicing Agreement dated as of December 15,
                1992.

       29.15 Settlement Statement of the Trust for the period ended November 25, 2000 and the related distributions made on December 15, 2000.





    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRIME RECEIVABLES CORPORATION



Date: December 27, 2000      By: /s/  David W. Dawson
                                      David W. Dawson,
                                      Treasurer




                      INDEX TO EXHIBITS


Exhibit                                           Sequentially
Number                   Exhibit                  Numbered Page


       1 Underwriting Agreement, dated November 30, 2000, among the Company, FDS Bank, Federated
                Department Stores, Inc. and the Underwriters named therein.

       4        Series 2000-1 Supplement, dated as of December
                7, 2000, to Amended and Restated Pooling and
                Servicing Agreement dated as of December 15,
                1992.

       29.15 Settlement Statement of the Trust for the period ended November 25, 2000 and the related distributions made on December 15, 2000.